Exhibit 99.1

CFG Investments Limited
Asset-Backed Notes, Series 2021-1
Sample Receivable Agreed-Upon Procedures

Report To: CFG Partners L.P. CFG Investments Limited 26 March 2021

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

CFG Partners L.P.
CFG Investments Limited
20807 Biscayne Boulevard
Aventura, Florida 33180

Re:	CFG Investments Limited (the “Issuer”)
Asset-Backed Notes, Series 2021-1 (the “Notes”)
Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by CFG Partners L.P. (“CFG”), the Issuer and Guggenheim Securities, LLC (the “Initial Purchaser,” together with CFG and the Issuer, the “Specified Parties”), solely to assist the Specified Parties in evaluating the accuracy of certain information relating to a revolving pool of unsecured personal loan receivables (the “Receivables”) relating to the Issuer’s securitization transaction.  This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Initial Purchaser, on behalf of the Issuer, provided us with:
a.
An electronic data file labeled “5.1-1 Tape Strats - CFG Proposed Pool - January (2.11.21) (Bonaire Included).xlsx” and the corresponding record layout and decode information, as applicable (the “Data File”), that the Initial Purchaser, on behalf of the Issuer, indicated contains information as of 31 January 2021 (the “Statistical Cut-Off Date”) relating to certain unsecured personal loan receivables (the “Statistical Pool Receivables”) that are expected to be representative of the Receivables and

b.	Instructions, assumptions and methodologies, that are described in Attachment A.

For the purpose of the procedures described in this report, CFG, on behalf of the Issuer, provided us with:
a.
Imaged copies of certain printed screen shots from CFG’s servicing system (the “Source Documents”) that CFG, on behalf of the Issuer, indicated relate to the Sample Receivables (as defined in Attachment A),

b.	The list of relevant characteristics (the “Sample Characteristics”) on the Data File, which is shown on Exhibit 1 to Attachment A, and
c.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A.  The Issuer is responsible for the Data File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any procedures other than those listed in Attachment A.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Initial Purchaser or CFG, on behalf of the Issuer, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Statistical Pool Receivables or Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Initial Purchaser or CFG, on behalf of the Issuer, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Receivables,
iii.	Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

26 March 2021

Attachment A

Procedures performed and our associated findings

1.
As instructed by CFG, on behalf of the Issuer, we randomly selected a sample of 200 Statistical Pool Receivables from the Data File (the “Sample Receivables”).  For the purpose of this procedure, CFG, on behalf of the Issuer, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Data File.

For the purpose of the procedures described in this report, the 200 Sample Receivables are referred to as Sample Receivable Numbers 1 through 200.

2.
For each Sample Receivable, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided by CFG, on behalf of the Issuer, described in the notes to Exhibit 1 to Attachment A.  Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

Exhibit 1 to Attachment A

Sample Characteristics

Sample Characteristic	Data File Field Name	Note(s)

Loan number	ACC_NBR	i.

Date of contract	ACC_CONTRACT_DT

Original contract amount	FINANCED_AMT_USD	ii.

Original contract term	TERM

APR	ACC_APR	iii.

Monthly payment amount	PMT_AMT_USD	ii.

State of origination	ACC_PTC_COMPANY

Current contract amount	PRINCIPAL_USD	ii.

Payments past due	PMTS_PAST_DUE	iv.

Remaining contract term	Rem_Term	v.

Customer age	AGE	vi.

Promotional program	PREAPP_PROMO_FLAG

Income	MONTHLY_INCOME_USD	ii.

Number of years with employer at time of application	TIME_ON_JOB	vii.

Homeownership flag	OWNERSHIP

Disposable income	DISPOSABLE_INCOME_usd	ii.

Debt-to-income ratio	DEBT_RATIO

Notes:

i.	For identification purposes only.

ii.
For the purpose of comparing the indicated Sample Characteristics for each Sample Receivable with a state of origination of “CO-AW” or “CO-CU,” as shown in the Source Document, CFG, on behalf of the Issuer, instructed us to recalculate the indicated Sample Characteristics by dividing:

a.	The indicated Sample Characteristic value, as shown in the Source Document, by
b.	1.79.

Exhibit 1 to Attachment A

Notes: (continued)

iii.	For the purpose of comparing the APR Sample Characteristic for each Sample Receivable, CFG, on behalf of the Issuer, instructed us to ignore absolute differences of +/- 0.05% or less.

iv.	For the purpose of comparing the payments past due Sample Characteristic for each Sample Receivable, CFG, on behalf of the Issuer, instructed us to ignore absolute differences of +/- 1.

v.	For the purpose of comparing the remaining contract term Sample Characteristic for each Sample Receivable, CFG, on behalf of the Issuer, instructed us to recalculate the remaining contract term by:
a.	Calculating the difference in days (assuming a 360-day year consisting of twelve 30-day months) between the maturity date and oldest due date, both as shown in the Source Document,
b.	Using the maximum of “0” and the value calculated in a. above,
c.	Dividing the value calculated in b. above by 30,
d.	Rounding the value calculated in c. above up to the nearest whole integer and
e.	Adding 1 to the value calculated in d. above.

vi.
For the purpose of comparing the customer age Sample Characteristic for each Sample Receivable, CFG, on behalf of the Issuer, instructed us to recalculate the customer age as the difference between the:

a.	Year of the Statistical Cut‑Off Date and
b.	Year of the date of birth, as shown in the Source Document.

vii.
For the purpose of comparing the number of years with employer at time of application Sample Characteristic for each Sample Receivable with more than one number of years with employer at time of application, as shown in the Source Document, CFG, on behalf of the Depositor, instructed us to use the number of years with employer at time of application with the largest value, as shown in the Source Document.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by CFG, on behalf of the Issuer, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Receivable Number	Sample Characteristic	Data File Value	Source Document Value

2	Disposable income	$743.92	$760.47

104	Income	$0.00	$1,885.47
	Disposable income	$0.00	$1,141.53

137	Disposable income	$354.65	$355.23

181	Income	$769.93	$769.73
	Disposable income	$352.13	$318.70